MAINSTAY VP FUNDS TRUST

MainStay VP Income Builder Portfolio

(the “Portfolio”)

Supplement dated February 28, 2018 (“Supplement”) to the Prospectus,

Summary Prospectus and Statement of Additional Information (“SAI”), each dated May 1, 2017, as supplemented

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Prospectus, Summary Prospectus and SAI.

1.	In the section of the Summary Prospectus and Prospectus entitled “Principal Investment Strategies,” the subsection entitled “Asset Allocation Investment Process” is deleted in its entirety and replaced with the following:

Asset Allocation Investment Process: Asset allocation decisions are made by a Committee chaired by MacKay Shields LLC ("MacKay Shields") in collaboration with New York Life Investment Management LLC (“New York Life Investments”). Asset allocation decisions are determined based on the relative values of each asset class, inclusive of the ability of each asset class to generate income. MacKay Shields, the Subadvisor for the fixed-income portion of the Portfolio, may use equity index and fixed-income futures to manage the Portfolio’s effective exposure, for example, by adding exposure to the equity markets or adjusting fixed-income duration exposure. Neither equity index futures nor fixed-income futures are counted toward the Portfolio's equity or fixed-income allocation guidelines.

2.	Effective immediately, Michael Kimble will no longer serve as a portfolio manager of the Portfolio. All references to Mr. Kimble are deleted in their entirety. Additionally, effective immediately, Messrs. Jae S. Yoon and Jonathan Swaney are portfolio managers for the Portfolio. Except for these changes, the portfolio management team will remain the same. The section entitled “Management” of the Summary Prospectus and Prospectus is deleted in its entirety and replaced with the following:

Management

New York Life Investment Management LLC serves as the Portfolio's Manager and oversees the investment portfolio of the Portfolio. Epoch Investment Partners, Inc. serves as the Portfolio’s Subadvisor and is responsible for the day-to-day portfolio management of the equity portion of the Portfolio. MacKay Shields LLC serves as the Portfolio’s Subadvisor and is responsible for the day-to-day portfolio management of the fixed-income portion of the Portfolio. MacKay Shields LLC, in collaboration with New York Life Investment Management LLC, is also responsible for the overall asset allocation decisions for the Portfolio.

Subadvisors	Portfolio Managers	Service Date
New York Life Investment Management LLC	Jae S. Yoon, Senior Managing Director	Since February 2018
	Jonathan Swaney, Managing Director	Since February 2018
MacKay Shields LLC	Dan Roberts, Executive Managing Director	Since 2009
	Louis N. Cohen, Senior Managing Director	Since 2010
Epoch Investment Partners, Inc.	William Priest, Chief Executive Officer & Co-Chief Investment Officer	Since 2009
	John Tobin, Managing Director	Since 2014
	Kera Van Valen, Managing Director	Since 2014

3.	In the section of the Prospectus entitled “The Fund and its Management,” the subsection entitled “Portfolio Manager Biographies,” is amended to add the following:

Jonathan Swaney	Mr. Swaney has managed the MainStay VP Conservative Allocation, MainStay VP Moderate Allocation, MainStay VP Moderate Growth Allocation and MainStay VP Growth Allocation Portfolios since 2008, the MainStay VP Absolute Return Multi-Strategy Portfolio since 2016, MainStay VP Balanced Portfolio since May 2017 and the MainStay VP Income Builder Portfolio since February 2018. Mr. Swaney is a Managing Director in the Strategic Asset Allocation & Solutions Group. Prior to assuming this position, Mr. Swaney had worked within several other units of New York Life Investments managing equity and asset allocation portfolios and providing investment product oversight. Mr. Swaney began his career in financial services working on the fixed income desk at the Vanguard Group after having graduated from The College of William & Mary in 1991. He also spent several years with a hedge fund of funds before coming to New York Life Investments in 1997.
Jae S. Yoon, CFA	Mr. Yoon has managed the MainStay VP Balanced, MainStay VP Conservative Allocation, MainStay VP Moderate Allocation, MainStay VP Moderate Growth Allocation and MainStay VP Growth Allocation Portfolios since 2011, MainStay VP Absolute Return Multi-Strategy Portfolio since 2016 and the MainStay VP Income Builder Portfolio since February 2018. From 2005 to 2009, Mr. Yoon was employed by New York Life Investments where he led the Investment Consulting Group. In 2009, Mr. Yoon joined MacKay Shields as a Senior Managing Director responsible for Risk Management. In his role at MacKay Shields, Mr. Yoon worked side-by-side with the portfolio managers directly enhancing the risk management processes across all portfolios. In January 2011, Mr. Yoon re-joined New York Life Investments as a Senior Managing Director and is currently its Chief Investment Officer. Mr. Yoon obtained a BS and a Masters degree from Cornell University and attended New York University's Stern School of Business MBA program. He is a CFA® charterholder and has been in the investment management industry since 1991.

4.	The SAI section entitled “Portfolio Managers” is amended as follows:

a.	The table beginning on page 104 is revised as follows for Messrs. Jae S. Yoon and Jonathan Swaney:

		NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE			NUMBER OF ACCOUNTS AND ASSETS FOR WHICH THE ADVISORY FEE IS BASED ON PERFORMANCE
PORTFOLIO MANAGER	PORTFOLIOS MANAGED BY PORTFOLIO MANAGER	REGISTERED INVESTMENT COMPANIES	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS	REGISTERED INVESTMENT COMPANIES	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS
Jae S. Yoon*	MainStay VP Absolute Return Multi-Strategy Portfolio, MainStay VP Asset Allocation Portfolios, MainStay VP Balanced Portfolio, MainStay VP Income Builder Portfolio	13 $5,879,897,696	0	0	0	0	0
Jonathan Swaney*	MainStay VP Absolute Return Multi-Strategy Portfolio, MainStay VP Asset Allocation Portfolios, MainStay Balanced Portfolio, MainStay VP Income Builder Portfolio	13 $5,879,897,696	0	0	0	0	0

* The information presented for Messrs. Jae S. Yoon and Jonathan Swaney is as of December 31, 2017.

b.	The last paragraph of the section and the table beginning on page 116 are deleted in their entirety and replaced with the following:

Each Portfolio Manager, except Jae S. Yoon, did not beneficially own Portfolio securities in the Fund as of December 31, 2016. Jonathan Swaney did not beneficially own Portfolio securities in the Fund as of November 30, 2017. Jae S. Yoon beneficially owned Portfolio securities in the Fund as of November 30, 2017 as follows:

Portfolio Manager	Portfolio	$ Range of Ownership
Jae S. Yoon	MainStay VP Absolute Return Multi-Strategy Portfolio MainStay VP Bond Portfolio MainStay VP Floating Rate Portfolio MainStay VP Government Portfolio	$50,001 - $100,000 $10,001 - $50,000 $50,001 - $100,000 $1 - $10,000

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.